UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

VENUS CONCEPT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900

Toronto, Ontario M2J 4Y8

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (877) 848-8430

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 9, 2020, Boris Vaynberg, Venus Concept Inc.’s (the “Company”) Chief Technology Officer separated from service with the Company. On August 5, 2020, Boris Vaynberg and Venus Concept Ltd. entered into a Confidential Separation and General Release Agreement (the “Separation Agreement”).

Pursuant to the terms of the Separation Agreement, Mr. Vaynberg is entitled to receive, in connection with his separation, the amount of any unpaid salary through the separation date, any accrued and unpaid vacation days, statutory entitlements and reimbursement of any business-related expenses. Additionally, Mr. Vaynberg is entitled to receive separation payments in the gross amount of NIS 732,015 (approximately $215,149 USD). The separation payment will be made to Mr. Vaynberg by August 10, 2020. All payments are subject to applicable withholdings and deductions.

All of Mr. Vaynberg’s unvested equity awards expired and terminated upon the date of his separation. Subject to the terms of the award agreements and the Company’s incentive compensation plans, Mr. Vaynberg may exercise his vested options through January 5, 2021. The Separation Agreement contains a general release of claims for the benefit of the Company and its affiliates and a covenant not to sue, as well as standard confidentiality, non-disclosure and non-disparagement agreements. Mr. Vaynberg’s non-competition agreement continues for a period of twelve months from the date of his separation.

The foregoing summary of certain terms of the Separation Agreement is qualified in its entirety by the terms of the definitive copy thereof, which is filed as an exhibit to this Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following document is furnished herewith as an exhibit to this report.

Exhibit Number	Description

Exhibit 10.1	Confidential Separation and General Release Agreement, by and between Venus Concept Ltd. and Boris Vaynberg, dated August 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer

Date: August 7, 2020